Gray Television, Inc. Investor Presentation

NYSE:GTN

September 2019

Updated for June 30, 2019 Financial Information

4370 Peachtree Road, NE, Atlanta, GA 30319 | P 404.504.9828 | F 404.261.9607 | www.gray.tv

GRAY TELEVISION, INC.

Leading the Industry with the Highest Quality Portfolio of Local Television Stations

NOTES: Financial data reflects results "as reported" except where "Combined Historical Basis" (or "CHB") is noted. Revenue is presented net of agency commissions. Ratings data derived from Comscore, Inc. ("Comscore"). "Completed Transactions" includes all acquisitions or dispositions completed as of June 30, 2019. See Glossary at end for definitions.

If Appendix is not included, see full presentation located at www.gray.tv for Non-GAAP Reconciliations.

Gray Television's National Footprint

As of June 30, 2019

- **93** markets
- **150** "Big 4" network program streams
- **400+** total program streams
- **95%** markets with #1 or #2 ranked TV station



1 Albany, GA (152) WALB, WGCW
2 Alexandria, LA (179) KALB
3 Amarillo, TX (131) KFDA, KEYU
4 Anchorage, AK (147) KTUU, KYES
5 Augusta, GA (105) WRDW, WAGT
6 Bangor, ME (155) WABI
7 Baton Rouge, LA (97) WAFB, WBXH
8 Biloxi, MS (156) WLOX
9 Birmingham, AL (43) WBRC
10 Boise, ID (100) KNIN
11 Bowling Green, KY (181) WBKO
12 Burlington, VT (96) WCAX
13 Casper, WY (198) KCWY
14 Cedar Rapids, IA (87) KCRG
15 Charleston, SC (94) WCSC
16 Charleston-Huntington, WV (70) WSAZ, WQCW
17 Charlotte, NC (23) WBTV
18 Charlottesville, VA (183) WCAV, WVAW, WAHU
19 Cheyenne, WY (197) KGWN, KCHY, KSTF
20 Cincinnati, OH (35) WXIX
21 Clarksburg, WV (170) WDTV, WVFX
22 Cleveland OH (19) WOIO, WUAB
23 Colorado Springs, CO (91) KKTV
24 Columbia, SC (74) WIS
25 Columbus, GA (127) WTVM
26 Davenport, IA (98) KWQC
27 Dothan, AL (173) WTVY, WRGX
28 Evansville, IN (103) WFIE
29 Fairbanks, AK (202) KTVF, KXDF, KFXF
30 Fargo, ND (117) KVLY, KXJB
31 Flint, MI (65) WJRT
32 Gainesville, FL (157) WCJB
33 Grand Junction, CO (187) KKCO, KJCT
34 Green Bay, WI (67) WBAY
35 Greenville, NC (107) WITN
36 Harrisonburg, VA (175) WHSV, WSVF
37 Hattiesburg, MS (168) WDAM
38 Honolulu, HI (66) KHNL, KGMB, KHBC, KOGG
39 Huntsville, AL (79) WAFF
40 Jackson, MS (92) WLBT
41 Jonesboro, AR (180) KAIT
42 Knoxville, TN (60) WVLT, WBXX
43 La Crosse-Eau Claire, WI (130) WEAU
44 Lake Charles, LA (172) KPLC
45 Lansing, MI (110) WILX
46 Laredo, TX (184) KGNS, KYLX
47 Lexington, KY (63) WKYT, WYMT
48 Lincoln, NE (111) KOLN, KSNB, KGIN, KCWH
49 Louisville, KY (48) WAVE
50 Lubbock, TX (143) KCBD
51 Madison, WI (86) WMTV
52 Mankato, MN (199) KEYC
53 Marquette, MI (182) WLUC
54 Memphis, TN (51) WMC
55 Meridian, MS (191) WTOK
56 Minot, ND (146) KFYR, KMOT, KQCD, KUMV, KNDX, KXND
57 Monroe, LA (137) KNOE
58 Montgomery, AL (116) WSFA
59 Myrtle Beach, SC (95) WMBF
60 New Orleans, LA (50) WVUE
61 North Platte, NE (209) KNOP, KNPL, KIIT
62 Odessa, TX (142) KOSA, KCWO, KTLE
63 Omaha, NE (69) WOWT
64 Ottumwa, IA (200) KYOU
65 Paducah, KY - Cape Girardeau, MO (88) KFVS
66 Panama City, FL (150) WJHG, WECP
67 Parkersburg, WV (194) WTAP, WIYE, WOVA
68 Presque Isle, ME (206) WAGM
69 Rapid City, SD (171) KOTA, KEVN, KHSD, KSGW
70 Reno, NV (109) KOLO
71 Richmond, VA (56) WWBT, WUPV
72 Roanoke, VA (68) WDBJ, WZBJ, WZBJ-CD
73 Rockford, IL (139) WIFR
74 Savannah, GA (93) WTOC
75 Sherman, TX (159) KXII, KXIP
76 Shreveport, LA (90) KSLA
77 Sioux Falls, SD (115) KSFY, KPRY
78 South Bend, IN (99) WNDU
79 Springfield, MO (72) KYTV, KSPR, K17DL, KYCW
80 Tallahassee, FL (112) WCTV, WFXU
81 Tampa-St. Pete (Sarasota), FL (11) WWSB
82 Toledo, OH (71) WTVG
83 Topeka, KS (141) WIBW
84 Tucson, AZ (73) KOLD
85 Twin Falls, ID (189) KMVT, KSVT
86 Tyler, TX (114) KLTV, KTRE
87 Waco, TX (89) KWTX, KBTX, KNCT
88 Wausau, WI (134) WSAW, WZAW
89 Watertown, NY (178) WWNY, WNYF
90 West Palm Beach, FL (37) WFLX
91 Wichita, KS (76) KWCH, KSCW, KBSD, KBSL, KBSH
92 Wichita Falls, TX (148) KSWO, KKTM
93 Wilmington, NC (129) WECT
17 Charlotte, NC Raycom Sports
94 Nashville, TN RTM Studios
95 New York, NY Tupelo Raycom
96 Washington, DC Gray DC Bureau
97 Indianapolis, IN Tupelo Raycom
★ Atlanta, GA Gray Corporate HQ

Recognized Industry Leader

Top Ranked Stations

All-Day Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 4 stations
6 of the Top 10 stations
17 of the Top 25 stations
20 of the Top 50 stations

Top Ranked 6PM Local Newscasts

Newscast Ratings for All US TV Stations November 2018

#1 Ranked ABC Station
#1 Ranked CBS Station
#1 Ranked NBC Station

3 of the Top 3 stations
6 of the Top 10 stations
13 of the Top 20 stations
27 of the Top 50 stations

2019

NAB Leadership Foundation's Service to America Awards: Winner, Small Market Category, and 5 of 6 Finalists in Medium and Small Market Categories

57 Regional Edward R. Murrow Awards

Two First Place, 2019 Headliner Awards

Three Sigma Delta Chi Awards, Society of Professional Journalists

Gray + Raycom:
A Highly Complimentary Combination

Selected Highlights of transaction, which closed effective January 2, 2019:

- Doubled the size of Gray from roughly $1 billion to more than $2 billion in annual net revenue; increased 17/18 average Free Cash Flow by over 66%
- Brought Gray into larger markets including Tampa/St. Petersburg, Charlotte, Cleveland, Cincinnati, West Palm Beach and Birmingham
- Expanded Gray's reach in political battleground markets in FL, AZ, OH, VA, NC, and SC
- Secured $80 million of expected year-1 annualized synergies, which Gray increased in August 2019 to an expected $85 million in annualized synergies
- Provided new diversification into sports, events, and video production businesses
- Provided scale needed to launch a new nationally syndicated weekly political show, a new 24/7 premier multicast and OTT network, and new programming content for local stations
- Purchase price represented a multiple of ~7.8x blended '17 / '18E CHB OCF, including $85 million of year-1 expected annualized synergies and $136 million estimated NPV of Raycom's NOLs

Power of A Strong Portfolio

#1 #2 **87/93 markets** With #1 or #2 ranked local television station



2018 Broadcast Revenue Per Television Household
$78.28
$64.13
$56.50
$55.79
$48.00
$41.14
gray
Meredith
Sinclair
TEGNA
Nexstar + Tribune
Scripps

	Gray	Meredith	Sinclair	TEGNA	Nexstar + Tribune	Scripps
2018 Broadcast Revenue	$2,081	$846	$2,715	$2,207	$4,765	$917
2018 TV Households	26.6	13.2	48.0	39.6	99.3	22.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

Strong Network and Distribution Positions

MVPD Subscribers Renewal Schedule

22% at YE 2019

56% at YE 2020

22% at YE 2021



Retransmission Revenue ($ in millions)
$1,000
$800
$600
$400
$200
$0
Retransmission Revenue
Retransmission Expense ("Reverse Comp.")
Retransmission Revenue net of Expense
$75
20
55
$152
70
82
$201
98
103
$277
136
141
$355
165
190
$441
204
237
$537
280
257
$674
349
325
$804 to $807
422 to 426
381 to 382
2014
2015
2016
2017
2018
2016
2017
2018
2019 Guidance(1)
As Reported
CHB

Long-term network affiliation agreements



2021
CBS
2022
FOX
2023
abc
NBC

(1) Estimated full year 2019, as of the date of this presentation.

Well Positioned for Political Revenue

2016 Political Revenue Per TV Household


$9.63
$5.03
$4.67
$4.25
$4.20
$3.31
gray
Nexstar
Scripps
TEGNA
Meredith
Sinclair+Tribune

2016 Political Revenue	$118	$228	$101	$155	$52	$276
2016 TV Households	12.2	45.3	21.6	36.5	12.4	83.4

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/16; fiscal year ends 6/30. Nexstar is shown pro forma for Media General acquisition.

2018 Political Revenue Per TV Household


$8.80
$8.68
$6.26
$5.90
$5.30
$4.27
gray
Meredith
Scripps
TEGNA
Sinclair
Nexstar+Tribune

2018 Political Revenue	$234	$115	$140	$234	$255	$424
2018 TV Households	26.6	13.2	22.3	39.6	48.0	99.3

Revenue per company filings shown in millions of dollars. TV Household estimates from Comscore shown in millions. Gray data is CHB. Meredith is based on calendar year ended 12/31/18; fiscal year ends 6/30. Nexstar/Tribune is shown on a combined basis prior to announced divestitures.

2019-20 Presents Attractive Opportunity

Campaigns &Elections

POLITICAL AD SPENDING EXPECTED TO HIT $10B IN 2020

Jun 5, 2019 By C&E Staff

POLITICO

2020 ELECTIONS

Trump's general election brawl to drive record advertising

Advertising Analytics, a political ad-tracking firm, projects a total of $6 billion in TV and digital video advertising in 2019 and 2020.

By ELENA SCHNEIDER | 07/02/2019 05:03 AM EDT

2019-20: Gray Serves Most of the Most Competitive Political Markets

2019 Gubernatorial Races
Gray Stations in All Three Races – KY, LA, MS

February 2020 Presidential Nominating Contests
Gray Stations in All Four Races – IA, NH, NV and SC

2020 Presidential Election
Gray Stations in 12 of 13 Lean or Toss-Up Electoral College Contests (per Cook Political Reports) - AZ, FL, GA, IA, ME, MI, MN, NE-02, NH, NV, NC, WI

2020 Gubernatorial Races
Gray Stations in 7 of 11 States with Races – IN, MO, NC, ND, NH, VT, and WV

2020 34 Senate Races
Gray Stations in All 9 Most Competitive Races (per CNBC.com) - AL, AZ, CO, GA, ME, MI, NH, NC and TX

2020 535 House Races
All Markets

Successful Digital Media Initiatives

Second Quarter 2019:

- ✓ **Over 2.3 Billion** Pageviews across Desktop, Mobile and App Platforms
- ✓ **Over 85 Million** Average Monthly Web Users
- ✓ **Over 100 Million** Video Plays Across All Digital Platforms


gray


gray

1,024 Total Channels Streamed Across All Platforms

Diversified Revenue


2018 CHB Revenue
41%
11%
11%
31%
4%
2%
Local
National
Political
Retransmission
Production Companies
Other-TV Stations


Markets
FOX
CBS
abc
NBC
21
44
25
42
Revenues
All Others
FOX
CBS
abc
NBC
8%
10%
34%
16%
32%
Broadcast Cash Flow
All Others
FOX
CBS
abc
NBC
6%
11%
33%
18%
32%

Consistent Growth from Superior Execution and Accretive Acquisitions – As Reported Basis

($ in millions)


Revenue
113%
$1,200
$1,000
$800
$600
$400
$200
$0
$508
$597
$812
$883
$1,084
2014
2015
2016
2017
2018


Net Income
339%
$300
$250
$200
$150
$100
$50
$0
$48
$39
$62
$262
$211
2014
2015
2016
2017
2018


Operating Income
151%
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$154
$140
$234
$291
$389
2014
2015
2016
2017
2018


Total Stockholders' Equity
449%
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$216
$429
$493
$993
$1,187
2014
2015
2016
2017
2018

Robust Free Cash Flow Generation and Conversion

Presidential Election Year 2016 OCF Buildup	Non-Election Year 2017 OCF Buildup	Midterm Election Year 2018 OCF Buildup	2017/2018 Average
FCF Per Diluted Share $2.04 $4.70	FCF Per Diluted Share $2.32 $3.48	FCF Per Diluted Share $2.96 $5.25	FCF Per Diluted Share $2.67 $4.44
FCF as a Percentage of OCF 50% 49%	FCF as a Percentage of OCF 57% 43%	FCF as a Percentage of OCF 58% 58%	FCF as a Percentage of OCF 58% 51%

($ in millions)



$300(2)
$148
$44
$93
$15
2016
$800
$392
$70
$52
$220
$66
2016 CHB
$299(2)
$171
$35
$91
$2
2017
$687
$294
$57
$52
$220
$64
2017 CHB
$455(2)
$263
$56
$102
$34
2018
$907
$523
$74
$52
$220
$38
2018 CHB
$377(2)
$217
$45
$97
$18
AVERAGE 17/18
$797
$409
$65
$52
$220
$51
AVERAGE 17/18 CHB
Taxes
Capex
Cash Interest excluding amortization of deferred financing costs/premiums(1)
Free Cash Flow
Preferred Dividends

(1) Interest expense estimated with incremental indebtedness and estimated cash interest relating to acquisition debt financing as if the acquisition debt financing had occurred on the first day of the period reported

(2) As reported OCF is equal to Broadcast Cash Flow less Cash Corporate Expenses plus Pension Expense less Pension Contributions

New Combined Scale

	As-Reported Basis Six Months Ended June 30,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
	(dollars in millions)				
Revenue (less agency commissions):					
Broadcast	$ 980	$ 477	105 %	$ 430	128 %
Production companies	46	-		-	
Total revenue	$ 1,026	$ 477	115 %	$ 430	139 %
Political advertising	$ 8	$ 24	(67)%	$ 5	60 %
Operating expenses (1)(3):					
Broadcast	$ 670	$ 292	129 %	$ 267	151 %
Production companies	$ 44	$ -		$ -	
Corporate and administrative	$ 69	$ 19	263 %	$ 16	331 %
Net income available to common stockholders	$ -	$ 61	(100)%	$ 81	(100)%
Non-GAAP cash flow (2):					
Broadcast Cash Flow (3)	$ 308	$ 186	66 %	$ 164	88 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 244	$ 169	44 %	$ 150	63 %
Free Cash Flow	$ 73	$ 92	(21)%	$ 93	(22)%
Transaction Related Expenses included in operating expenses (4):					
Broadcast	$ 37	$ 3		$ 1	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 33	$ 4		$ 1	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").
(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.

New Combined Scale

	Combined Historical Basis Six Months Ended June 30,				
	2019	2018	% Change 2019 to 2018	2017	% Change 2019 to 2017
	(dollars in millions)				
Revenue (less agency commissions):					
Broadcast	$ 983	$ 950	3 %	$ 884	11 %
Production companies	46	45	2 %	43	7 %
Total revenue	$ 1,029	$ 995	3 %	$ 927	11 %
Political advertising	$ 8	$ 40	(80)%	$ 8	0 %
Operating expenses (1)(3):					
Broadcast	$ 673	$ 602	12 %	$ 576	17 %
Production companies	$ 44	$ 42	5 %	$ 40	10 %
Corporate and administrative	$ 69	$ 35	97 %	$ 28	146 %
Non-GAAP cash flow (2):					
Broadcast Cash Flow	$ 345	$ 356	(3)%	$ 319	8 %
Broadcast Cash Flow Less Cash Corporate Expenses (3)	$ 281	$ 327	(14)%	$ 295	(5)%
Operating Cash Flow as defined in our 2019 Senior Credit Facility (3)	$ 314	$ 371	(15)%	$ 335	(6)%
Free Cash Flow	$ 143	$ 198	(28)%	$ 156	(8)%
Transaction Related Expenses included in operating expenses (4):					
Broadcast	$ 37	$ 3		$ 1	
Production companies	$ -	$ -		$ -	
Corporate and administrative	$ 33	$ 4		$ 1	

(1) Excludes depreciation, amortization and (gain) loss on disposal of assets.
(2) See definition of non-GAAP terms and a reconciliation of the non-GAAP amounts to net income included elsewhere herein.
(3) Amounts in 2017 have been reclassified for the implementation of Accounting Standards Update 2017-07, *Compensation – Retirement Benefits* (Topic 715) – *Improving the Presentation of Net Periodic Pension Cost and Net Postretirement Benefit Cost* ("ASU 2017-07").
(4) Transaction Related Expenses are incremental expenses incurred specific to acquisitions and divestitures, including but not limited to legal and professional fees, severance and incentive compensation and contract termination fees.

Successful Integration of Acquisitions And Meaningful Deleveraging

Financial Leverage Net of All Cash (As Reported Basis)

Projected L8Q Net Leverage Ratio*:

YE 2019: Lower 4.X
YE 2020: Mid 3.X

* Projected total debt (excluding preferred stock) net of all cash, assuming no M&A or capital returns to shareholders, on trailing 8-quarter basis



3.0x reduction in leverage 2014 through 2018
6.0x
3.4x
2.6x
4.8x
2.9x
1.9x
5.1x
4.3x
0.8x
4.2x
3.6x
0.6
3.0x
4.7x
2.5x
2.2x

Year Ended December 31	2014	2015	2016	2017	2018	6/30/2019
Total debt netting all cash (in millions)	$1,201[3]	$1,134	$1,456	$1,399	$1,154	$3,712
L8QA[4] OCF[2] (in millions)	$200	$235	$288	$336	$383	$788

■ Secured Debt Netting All Cash[1] / OCF[2]
■ Unsecured Debt / OCF[2]

Note: Financial leverage excludes preferred stock
(1) Secured debt netting all cash on hand as of the respective balance sheet date
(2) Operating Cash Flow ("OCF") as defined under the existing credit agreement, which includes adjustments for all transactions completed as of the respective balance sheet dates
(3) For 2014, total debt netting all cash includes $10 million in undrawn letters of credit
(4) Last eight quarter average OCF as calculated in the applicable quarterly compliance certificate

Staggered Debt Maturity Profile

No Significant Maturities until 2024


($ in Millions)
$2,500
$2,000
$1,500
$1,000
$500
$0
$200 Million Revolver Due Nov 2023 (Undrawn)
Term Loan B Due Feb 2024 (L+225)
Incremental Term Loan B Due Nov 2025 (L+250)
Senior Notes Due Oct 2024 (5.125%)
Senior Notes Due Jul 2026 (5.875%)
Senior Notes due May 2027 (7.000%)
$3.963 Billion Total Principal Amount of Debt Outstanding at June 30, 2019
$200
$525
$595
$1,393(1)
$700
$750
2019
2020
2021
2022
2023
2024
2025
2026
2027

Note: For illustrative purposes, excludes Incremental Term Loan B amortization

(1) Subject to required quarterly principal repayments of $3.5 million that began March 31, 2019.


WCTV
NEWS
"Coverage You Can Count On"

Appendix: Non-GAAP Reconciliations and Glossary

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on As Reported Basis, in millions

	Six Months Ended June 30,		
	2019	2018	2017
Net income	$ 26	$ 61	$ 81
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	40	27	26
Amortization of intangible assets	57	11	12
Non-cash stock based compensation	5	3	3
(Gain) loss on disposals of assets, net	(13)	(2)	(77)
Miscellaneous income, net (1)	(4)	(1)	-
Interest expense	116	49	47
Loss from early extinguishment of debt	-	-	3
Income tax expense	21	21	55
Amortization of program broadcast rights	20	11	10
Payments for program broadcast rights	(24)	(11)	(10)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	64	17	14
Broadcast Cash Flow (1)	**308**	**186**	**164**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(64)	(17)	(14)
Broadcast Cash Flow Less Cash Corporate Expenses (1)	**244**	**169**	**150**
Contributions to pension plans	-	-	(1)
Interest expense	(116)	(49)	(47)
Amortization of deferred financing costs	6	2	2
Preferred dividends	(26)	-	-
Purchases of property and equipment	(44)	(20)	(10)
Reimbursements of property and equipment purchases	17	2	-
Income taxes paid, net of refunds	(8)	(12)	(1)
Free Cash Flow	**$ 73**	**$ 92**	**$ 93**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on Combined Historical Basis, in millions

	Six Months Ended June 30, 2019	2018	2017
Net income	$ 26	$ 80	$ 61
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	40	44	43
Amortization of intangible assets	57	61	64
Non-cash stock-based compensation	5	7	5
(Gain) loss on disposals of assets, net	(16)	(1)	(79)
Miscellaneous income, net	(4)	(2)	-
Interest expense	116	116	116
Loss from early extinguishment of debt	-	-	3
Income tax expense	21	19	76
Amortization of program broadcast rights	20	20	20
Payments for program broadcast rights	(24)	(20)	(20)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	64	29	24
Broadcast Transaction Related Expenses	37	3	1
Broadcast other adjustments	3	-	5
Broadcast Cash Flow	**345**	**356**	**319**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(64)	(29)	(24)
Broadcast Cash Flow Less Cash Corporate Expenses	**281**	**327**	**295**
Contributions to pension plans	-	-	(1)
Corporate Transaction Related Expenses	33	4	1
Synergies and other adjustments	-	40	40
Operating Cash Flow as defined in Senior Credit Agreement	**314**	**371**	**335**
Interest expense	(116)	(116)	(116)
Amortization of deferred financing costs	6	6	6
Preferred dividends	(26)	(26)	(26)
Purchases of property and equipment	(44)	(25)	(19)
Reimbursements of property and equipment purchases	17	2	-
Income taxes paid, net of refunds	(8)	(14)	(24)
Free Cash Flow	**$ 143**	**$ 198**	**$ 156**

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on As Reported Basis, in millions

	Year Ended December 31,		
	2018	2017	2016
Net income	$ 211	$ 262	$ 62
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	54	52	46
Amortization of intangible assets	21	25	17
Non-cash stock-based compensation	7	8	5
(Gain) loss on disposals of assets, net	(16)	(74)	-
Miscellaneous income, net (1)	(7)	-	-
Interest expense	107	95	97
Loss from early extinguishment of debt	-	3	32
Income tax expense (benefit)	77	(69)	43
Amortization of program broadcast rights	21	21	19
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	-	-
Payments for program broadcast rights	(22)	(21)	(18)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	36	27	36
Broadcast Cash Flow (1)	**493**	**329**	**339**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(36)	(27)	(36)
Broadcast Cash Flow Less Cash Corporte Expenses (1)	**457**	**302**	**303**
Contributions to pension plans	(2)	(3)	(3)
Interest expense	(107)	(95)	(97)
Amortization of deferred financing costs	6	5	5
Amortization of net original issue premium on senior notes	(1)	(1)	(1)
Purchases of property and equipment	(70)	(35)	(44)
Reimbursements of property and equipment purchases	14	-	-
Income taxes paid, net of refunds	(34)	(2)	(15)
Free Cash Flow	**$ 263**	**$ 171**	**$ 148**

(1) Amounts in 2017 have been reclassified to give effect to the implementation of ASU 2017-07.

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Terms on Combined Historical Basis, in millions

	Year Ended December 31, 2018	2017	2016
Net income	$ 286	$ 601	$ 159
Adjustments to reconcile from net income to Free Cash Flow:			
Depreciation	86	86	84
Amortization of intangible assets	117	124	129
Non-cash stock-based compensation	15	14	7
(Gain) loss on disposals of assets, net	(7)	(76)	(3)
Miscellaneous (income) expense, net	4	(32)	(2)
Interest expense	231	231	231
Loss from early extinguishment of debt	-	5	32
Income tax expense (benefit)	73	(356)	72
Amortization of program broadcast rights	41	41	41
Common stock contributed to 401(k) plan excluding corporate 401(k) contributions	4	-	-
Payments for program broadcast rights	(42)	(41)	(41)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	72	54	62
Broadcast Transaction Related Expenses	3	3	-
Broadcast other adjustments	11	9	6
Broadcast Cash Flow	**894**	**663**	**777**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(72)	(54)	(62)
Broadcast Cash Flow Less Cash Corporate Expenses	**822**	**609**	**715**
Contributions to pension plans	(3)	(3)	(3)
Corporate Transaction Related Expenses	8	1	8
Synergies and other adjustments	80	80	80
Operating Cash Flow as defined in Senior Credit Agreement	**907**	**687**	**800**
Interest expense	(231)	(231)	(231)
Amortization of deferred financing costs	12	12	12
Amortization of net original issue premium on senior notes	(1)	(1)	(1)
Preferred dividends	(52)	(52)	(52)
Purchases of property and equipment	(88)	(57)	(70)
Reimbursements of property and equipment purchases	14	-	-
Income taxes paid, net of refunds	(38)	(64)	(66)
Free Cash Flow	**$ 523**	**$ 294**	**$ 392**

Reconciliation of Total Leverage Ratio (in millions)

		Eight Quarters Ended June 30, 2019
Net income	$	418
Adjustments to reconcile from net income to operating cash flow as defined in our Senior Credit Agreement:		
Depreciation		120
Amortization of intangible assets		91
Non-cash stock-based compensation		18
(Gain) loss on disposal of assets, net		(27)
Interest expense		271
Income tax (benefit) expense		(26)
Amortization of program broadcast rights		52
Common stock contributed to 401(k) plan		4
Payments for program broadcast rights		(59)
Pension expense		(1)
Contributions to pension plans		(5)
Adjustments for stations acquired or divested, financings and expected synergies during the eight quarter period		639
Transaction Related Expenses		81
Operating Cash Flow as defined in our Senior Credit Agreement	**$**	**1,576**
Operating Cash Flow as defined in our Senior Credit Agreement, divided by two	**$**	**788**

		June 30, 2019
Adjusted Total Indebtedness:		
Total outstanding principal, including current portion	$	3,963
Cash		(251)
Adjusted Total Indebtedness, Net of All Cash	**$**	**3,712**
Total Leverage Ratio, Net of All Cash		**4.71**

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement, Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss from early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, contributions to pension plans, amortization of original issue premium on our debt, capital expenditures (net of reimbursements) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's Senior Credit Agreement as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense and pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast rights, trade income, network compensation revenue, and cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Our Total Leverage Ratio, Net of All Cash is determined by dividing our Adjusted Total Indebtedness, Net of All Cash by our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two. Our Adjusted Total Indebtedness, Net of All Cash represents the total outstanding principal of our long-term debt, plus certain other obligations as defined in our Senior Credit Agreement, less all cash. Our Operating Cash Flow as defined in our Senior Credit Agreement, divided by two represents our average annual Operating Cash Flow as defined in our Senior Credit Agreement for the preceding eight quarters

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Disclaimer, Definitions, and Non-GAAP Financial Data

This presentation contains certain forward looking statements that are based largely on Gray Television, Inc.'s ("Gray", "Gray Television", "GTN" or the "Company") current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties which in some instances are beyond Gray's control, include Gray's inability to complete the integration of our acquisition of Raycom, the inability to achieve expected synergies therefrom on a timely basis or at all, or our inability to complete recently announced transactions, estimates of future retransmission revenue, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," and management's discussion and analysis of financial condition and results of operations sections contained therein. Any forward looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

Combined Historical Basis reflects financial results that have been compiled by adding Gray's or Raycom's, as applicable, historical revenue and broadcast expenses to the historical revenue and broadcast expenses of the stations acquired in the Completed Transactions and subtracting the historical revenues and broadcast expenses of stations divested in the Completed Transactions as if they had been acquired or divested, respectively, on January 1, 2016 (the beginning of the earliest period presented).

Combined Historical Basis financial information does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" each give effect to expected synergies, and "Free Cash Flow" on a Combined Historical Basis gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement" and "Total Leverage Ratio, Net of All Cash" on a Combined Historical Basis also reflect the add-back of legal and other professional fees incurred in completing acquisitions. Certain of the Combined Historical Basis financial information has been derived from, and adjusted based on, unaudited, unreviewed financial information prepared by other entities, which Gray cannot independently verify. We cannot assure you that such financial information would not be materially different if such information were audited or reviewed and no assurances can be provided as to the accuracy of such information, or that our actual results would not differ materially from the Combined Historical Basis financial information if the Completed Transactions had been completed at the stated date. In addition, the presentation of Combined Historical Basis, "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses," "Operating Cash Flow," "Operating Cash Flow as Defined in the Senior Credit Agreement," "Total Leverage Ratio, Net of All Cash," "Free Cash Flow," and the adjustments to such information, including expected synergies resulting from such transactions, may not comply with GAAP or the requirements for pro forma financial information under Regulation S-X under the Securities Act.

gray

Television • Digital • Mobile

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv